Virtus Westchester Credit Event Fund (the “Fund”),
a series of Virtus Event Opportunities Trust

Supplement dated December 15, 2022 to the Summary Prospectus and the Virtus Event Opportunities Trust Statutory Prospectus, each dated April 28, 2022, as supplemented

Important Notice to Investors

Effective January 1, 2023, the Fund’s investment adviser, Virtus Investment Advisers, Inc., will implement a new expense limitation arrangement to further limit the Fund’s expenses. This change is described in more detail below.

Under “Fees and Expenses” in the Fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes will be replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None
Total Other Expenses	1.33%	1.34%
Dividend and Interest Expense On Short Positions and Borrowing Expense on Securities Sold Short	0.32%	0.32%
Remaining Other Expenses	1.01%	1.02%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses(a)	2.63%	2.39%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.46)%	(0.47)%
Total Annual Fund Operating Expenses After Expense Reimbursement(a)(b)	2.17%	1.92%

(a)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(b)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.80% for Class A Shares and 1.55% for Class I Shares through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Under “Fees and Expenses,” the “Example” table will be replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$758	$1,281	$1,830	$3,319
Class I	Sold or Held	$195	$701	$1,233	$2,690

In the first table in the section “More Information About Fund Expenses” on page 21 of the statutory prospectus, the row corresponding to the Fund will be replaced with the following and a new footnote will be added after the table:

	Class A Shares	Class I Shares
Virtus Westchester Credit Event Fund*	1.80%	1.55%

* Contractual through April 30, 2024.

Investors should retain this supplement with the Prospectuses for future reference.

VEOT 7089/CreditEvent-NewExpCaps (12/22)

Virtus Westchester Credit Event Fund (the “Fund”),

a series of Virtus Event Opportunities Trust

Supplement dated December 15, 2022 to the Statement of

Additional Information (“SAI”) dated April 28, 2022, as supplemented

Important Notice to Investors

Effective January 1, 2023, the Fund’s investment adviser, Virtus Investment Advisers, Inc., will implement a new expense limitation arrangement to further limit the Fund’s expenses. This change is described in more detail below.

In the second table on page 50 of the Fund’s SAI, the row corresponding to the Fund will be replaced with the following:

	Class A Shares	Class I Shares	Through Date
Westchester Credit Event Fund	1.80%	1.55%	April 30, 2024

Investors should retain this supplement with the SAI for future reference.

VET 7089B/CreditEvent-NewExpCaps (12/22)